EXXON MOBIL CORPORATION	EXHIBIT 99.2

3Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	3Q13	2Q13	1Q13	4Q12	3Q12
Upstream
United States	1,050	1,096	859	1,604	633
Non-U.S.	5,663	5,209	6,178	6,158	5,340
Total	6,713	6,305	7,037	7,762	5,973
Downstream
United States	315	248	1,039	697	1,441
Non-U.S.	277	148	506	1,071	1,749
Total	592	396	1,545	1,768	3,190
Chemical
United States	680	515	752	728	565
Non-U.S.	345	241	385	230	225
Total	1,025	756	1,137	958	790

Corporate and financing	(460)	(597)	(219)	(538)	(383)
Net income attributable to ExxonMobil (U.S. GAAP)	7,870	6,860	9,500	9,950	9,570

Earnings per common share (U.S. GAAP)	1.79	1.55	2.12	2.20	2.09
Earnings per common share
- assuming dilution (U.S. GAAP)	1.79	1.55	2.12	2.20	2.09

Capital and Exploration Expenditures, $M
Upstream
United States	2,314	2,643	2,090	4,036	1,960
Non-U.S.	7,161	6,634	8,757	7,328	6,288
Total	9,475	9,277	10,847	11,364	8,248
Downstream
United States	207	221	259	192	156
Non-U.S.	349	354	350	479	427
Total	556	575	609	671	583
Chemical
United States	282	198	114	129	110
Non-U.S.	227	192	202	258	240
Total	509	390	316	387	350
Other	6	2	3	21	2

Total Capital and Exploration Expenditures	10,546	10,244	11,775	12,443	9,183

Exploration Expense Charged to Income, $M
Consolidated	- United States	129	69	127	101	105
- Non-U.S.	355	384	316	349	387
Non-consolidated - ExxonMobil share	- United States	2	1	1	6	2
- Non-U.S.	108	223	1	2	5
Exploration Expenses Charged to Income Included Above	594	677	445	458	499

Effective Income Tax Rate, %	48%	51%	46%	46%	47%

Common Shares Outstanding (millions)
At quarter end	4,369	4,402	4,446	4,502	4,559
Average - assuming dilution	4,395	4,433	4,485	4,541	4,597

Total Cash and Cash Equivalents ($G)[1]	5.7	5.0	6.6	9.9	13.3

Total Debt ($G)	21.3	19.4	13.4	11.6	12.4

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.4	7.7	13.6	13.2	13.4
Proceeds associated with asset sales	0.2	0.3	0.4	0.8	0.6
Cash flow from operations and asset sales	13.6	8.0	14.0	14.0	14.0

1 Includes restricted cash of $0.4G in 3Q13, $0.4G in 2Q13, $0.4G in 1Q13, $0.3G in 4Q12, and $0.2G in 3Q12

EXXON MOBIL CORPORATION

3Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil, natural gas	3Q13	2Q13	1Q13	4Q12	3Q12
liquids, bitumen and synthetic oil, kbd
United States	423	419	435	430	397
Canada / South America	273	264	264	268	247
Europe	175	197	195	205	181
Africa	497	472	453	479	492
Asia	778	778	804	776	744
Australia / Oceania	53	52	42	45	55
Total liquids production	2,199	2,182	2,193	2,203	2,116

Natural gas production available for sale, mcfd
United States	3,557	3,581	3,590	3,747	3,712
Canada / South America	370	347	328	346	340
Europe	2,210	2,836	4,473	3,627	2,233
Africa	6	5	9	15	16
Asia	4,357	4,174	4,515	4,477	4,287
Australia / Oceania	414	411	298	329	473
Total natural gas production available for sale	10,914	11,354	13,213	12,541	11,061

Total worldwide liquids and gas production, koebd	4,018	4,074	4,395	4,293	3,960

Refinery throughput, kbd
United States	1,896	1,745	1,810	1,856	1,841
Canada	451	435	430	468	449
Europe	1,496	1,400	1,394	1,499	1,547
Asia Pacific	810	771	790	823	813
Other Non-U.S.	194	115	152	191	279
Total refinery throughput	4,847	4,466	4,576	4,837	4,929

Petroleum product sales, kbd
United States	2,667	2,525	2,532	2,737	2,576
Canada	477	470	436	470	499
Europe	1,543	1,527	1,460	1,537	1,601
Asia Pacific	903	835	894	896	874
Other Non-U.S.	441	408	433	468	555
Total petroleum product sales	6,031	5,765	5,755	6,108	6,105

Gasolines, naphthas	2,455	2,327	2,355	2,500	2,447
Heating oils, kerosene, diesel	1,887	1,791	1,792	1,881	1,897
Aviation fuels	482	469	453	487	495
Heavy fuels	419	431	460	499	502
Specialty products	788	747	695	741	764
Total petroleum product sales	6,031	5,765	5,755	6,108	6,105

Chemical prime product sales, kt
United States	2,469	2,360	2,364	2,378	2,342
Non-U.S.	3,776	3,471	3,546	3,523	3,605
Total chemical prime product sales	6,245	5,831	5,910	5,901	5,947

EXXON MOBIL CORPORATION

3Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Earnings Factor Analysis, $M	3Q13 vs. 3Q12	3Q13 vs. 2Q13
Upstream
Prior Period	5,973	6,305
Realization	440	410
Volume / Mix	20	-150
Other	280	150
Current Period	6,713	6,713
Downstream
Prior Period	3,190	396
Margin	-2,370	-870
Volume / Mix	150	500
Other	-380	570
Current Period	592	592
Chemical
Prior Period	790	756
Margin	240	110
Volume / Mix	10	60
Other	-15	100
Current Period	1,025	1,025

Upstream Volume Factor Analysis, KOEBD
Prior Period	3,960	4,074
Entitlements - Net Interest	-13	-3
Entitlements - Price / Spend	-8	-4
Quotas	-	-
Divestments	-28	-5
Net Growth	107	-44
Current Period	4,018	4,018

Sources and Uses of Funds ($G)	3Q13
Beginning Cash	5.0
Earnings	7.9
Depreciation	4.3
Working Capital / Other	1.2
Proceeds Associated with Asset Sales	0.2
Additions to PP&E	-9.1
Shareholder Distributions	-5.8
Additional Financing / Investing	2.0
Ending Cash	5.7

Notes:

The 3Q13 beginning and ending balances include restricted cash of $0.4G and $0.4G, respectively.

EXXON MOBIL CORPORATION

3Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Supplemental Information (continued)

Average Realization Data	3Q13	2Q13	1Q13	4Q12	3Q12
United States
ExxonMobil
Crude ($/b)	101.73	95.97	98.05	92.19	96.36
Natural Gas ($/kcf)	3.31	3.95	3.21	3.17	2.65

Benchmarks
WTI ($/b)	105.80	94.12	94.29	88.09	92.11
ANS-WC ($/b)	110.52	104.52	111.02	107.04	109.08
Henry Hub ($/mbtu)	3.58	4.10	3.34	3.41	2.80

Non-U.S.
ExxonMobil
Crude ($/b)	106.72	98.60	105.36	104.53	104.32
Natural Gas ($/kcf)	9.49	9.74	10.49	9.52	9.01
European NG ($/kcf)	10.26	10.09	10.52	10.20	9.28

Benchmarks
Brent ($/b)	110.36	102.44	112.55	110.02	109.61

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the third quarter of 2013.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.